Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies

48 Commitments and contingencies

Investments contracted

In the normal course of business, the Group has committed itself through purchase and sale transactions of investments, mostly to be executed in the course of 2018. The amounts represent the future outflow and inflow, respectively, of cash related to these investment transactions that are not reflected in the consolidated statement of financial position.

	2017		2016
	Purchase	Sale	Purchase	Sale

Real estate	196	39	-	44
Mortgage loans	3,152	69	424	78
Private loans	705	-	44	-
Other	2,373	-	1,314	-

Commitments increased in 2017 as a result of Aegon’s strategy to generate higher yield on its investments. Aegon has committed itself, through certain subsidiaries, to invest in real estate, private loans, mortgages loans and receivables and investment funds.

Mortgage loans commitments represent undrawn mortgage loan facility provided and outstanding proposals on mortgages. The sale of mortgage loans relates to pre-announced redemptions on mortgage loans. Private loans represents deals on Aegon’s portfolio of private placement securities that Aegon has committed to, but have not yet settled and funded. Other commitments include future purchases of interests in investment funds and limited partnerships.

Future lease payments

			2017			2016
Future lease payments	Not later than 1 year	1-5 years	Later than 5 years	Not later than 1 year	1-5 years	Later than 5 years

Operating lease obligations	74	143	201	88	189	231
Operating lease rights	41	104	27	53	124	32

The operating lease obligations relate mainly to office space leased from third parties.

The operating lease rights relate to non-cancellable commercial property leases.

Other commitments and contingencies

	2017	2016

Guarantees	483	682
Standby letters of credit	12	29
Share of contingent liabilities incurred in relation to interests in joint ventures	39	40
Other guarantees	16	18
Other commitments and contingent liabilities	32	12

Guarantees include those guarantees associated with the sale of investments in low-income housing tax credit partnerships in the United States. Standby letters of credit amounts reflected above are the liquidity commitment notional amounts. In addition to the guarantees shown in the table, guarantees have been given for fulfillment of contractual obligations such as investment mandates related to investment funds.

Contractual obligations

An Aegon N.V. indirect US life subsidiary has a net worth maintenance agreement with its subsidiary Transamerica Life (Bermuda) Ltd, pursuant to which Transamerica Life Insurance Company, a US life insurance subsidiary, will provide capital sufficient to maintain a S&P ‘AA’ financial strength rating and capital sufficient to comply with the requirements of the countries in which its branches are located.

Transamerica Corporation, a wholly-owned subsidiary of Aegon N.V., has provided a parental guarantee to TLIC Riverwood Reinsurance, Inc. (TRRI), an affiliated captive reinsurer, for the cash payments required fulfilling reinsurance payments to Transamerica Life Insurance Company, to the extent that the assets in the captive (TRRI) are not sufficient to cover reinsurance obligations. As of December 31, 2017, this amounted to EUR 1,793 million (2016 EUR: 2,002 million).

Aegon International B.V., a wholly-owned subsidiary of Aegon N.V., has entered into a contingent capital letter for an amount of JPY 6.5 billion (EUR 49 million) to support its joint venture Aegon Sony Life Insurance Company meeting local statutory requirements.

Aegon N.V. has guaranteed and is severally liable for the following:

◆	Due and punctual payment of payables due under letter of credit agreements applied for by Aegon N.V. as co-applicant with its captive insurance companies that are subsidiaries of Transamerica Corporation and Commonwealth General Corporation. At December 31, 2017, the letter of credit arrangements utilized by captives to provide collateral to affiliates amounted to EUR 3,025 million (2016: EUR 3,720 million); as of that date no amounts had been drawn, or were due under these facilities. Other letter of credit arrangements for subsidiaries amounted to EUR 55 million (2016: EUR 104 million); as of that date no amounts had been drawn, or were due under these facilities;
◆	Due and punctual payment of payables due under letter of credit agreements or guarantees provided for subsidiaries of Transamerica Corporation at December 31, 2017 amounted to EUR 3,079 million (2016: EUR 3,563 million). As of that date no amounts had been drawn, or were due under letter of credit facilities. The guarantees partly related to debt amounted to EUR 1,322 million (2016: EUR 1,505 million) and is included in the Operational funding table in note 39 Borrowings of the consolidated financial statements of the Group in the line ‘USD 1.54 billion Variable Funding Surplus Note’;
◆	Due and punctual payment of payables by the consolidated group companies Transamerica Corporation, Aegon Funding Company LLC and Commonwealth General Corporation with respect to bonds, capital trust pass-through securities and notes issued under commercial paper programs amounted to EUR 585 million (2016: EUR 633 million); and
◆	Due and punctual payment of any amounts owed to third parties by the consolidated group company Aegon Derivatives N.V. in connection with derivative transactions. Aegon Derivatives N.V. only enters into derivative transactions with counterparties with which ISDA master netting agreements, including collateral support annex agreements, have been agreed. Net (credit) exposure on derivative transactions with these counterparties was therefore limited as of December 31, 2017.

Legal and arbitration proceedings, regulatory investigations and actions

Aegon faces significant risks of litigation as well as regulatory investigations and actions relating to its and its subsidiaries’ insurance, pensions, securities, investment management, investment advisory and annuities businesses as well as Aegon’s corporate compliance, including compliance with employment, sanctions, anti-corruption and tax regulations.

Aegon subsidiaries regularly receive inquiries from local regulators and policyholder advocates in various jurisdictions, including the United States, the Netherlands, and the United Kingdom. In some cases, Aegon subsidiaries have modified business practices in response to inquiries or findings of inquiries. Regulators may seek fines or penalties, or changes to the way Aegon operates.

Insurance companies and their affiliated regulated entities are routinely subject to litigation, investigation and governmental review involving issues such as, but not limited to, product fees and costs, including transparency and adequacy of disclosure of initial costs, ongoing costs, and costs due on policy surrender as well as changes to costs over time; employment or distribution relationships; operational and internal controls and processes; environmental matters; competition and antitrust matters; data privacy; information security; intellectual property; and anti-money laundering, anti-bribery and economic sanctions compliance.

Many of Aegon’s products are affected by fluctuations in equity markets as well as interest rate movements, which may prove to be volatile or disappointing to customers. Significant investment risks are often borne by the customer. Disputes and investigations initiated by governmental entities and private parties may lead to orders or settlements including payments or changes to business practices even if Aegon believes the underlying claims are without merit.

The existence of potential claims may remain unknown for long periods of time after the events giving rise to such claims. Determining the likelihood of exposure to Aegon and the extent of any such exposure may not be possible for long periods of time after Aegon becomes aware of such potential claims. Once litigation is initiated, it may be protracted and subject to multiple levels of appeal.

Aegon cannot predict the effect of litigation, investigations or other actions on its businesses or the insurance industry. In some jurisdictions, plaintiffs may seek recovery of very large or indeterminate amounts under claims of bad faith, resulting in punitive or treble damages. Damages alleged may not be quantifiable or supportable, or may have no relationship to economic losses or final awards. Separate from financial loss, litigation, regulatory action, legislative changes or changes in public opinion may require Aegon to change its business practices, which could have a material adverse impact on Aegon’s businesses, results of operations, cash flows and financial position.

Aegon has defended and will continue to defend itself vigorously when it believes claims are without merit. Aegon has also settled and will seek to settle certain claims, including through policy modifications, as it believes appropriate. While Aegon intends to resist claims, there can be no assurance that claims brought against Aegon will not have a material adverse impact on its businesses, results of operations, and financial position.

Proceedings in which Aegon is involved

The SEC is conducting a formal investigation related to certain investment strategies offered through mutual funds, variable products and separately managed accounts. These strategies used quantitative models developed by one of the former portfolio managers of Aegon’s US investment management business units. Among other things, the investigation relates to the operation of and/or the existence of errors in the quantitative models in question and related disclosures. The funds and strategies under review were sub-advised, advised or marketed by Aegon’s US group companies. The models are no longer being used, although some of the funds are still being offered. The quantitative strategies are no longer being offered. Aegon is cooperating fully with the investigation. Aegon believes that the investigation will conclude in 2018, and has taken a provision of EUR 85 million in anticipation of a possible settlement with the SEC. This amount is partly recorded in the Americas (EUR 45 million) and partly in Aegon Asset Management (EUR 40 million). Government investigations, including this one, may result in the institution of administrative, injunctive or other proceedings and/or the imposition of monetary fines, penalties and/or disgorgement, as well as other remedies, sanctions, damages and restitutionary amounts. While Aegon is unable to predict what actions, if any, might be taken and is unable to predict the costs to or other impact on Aegon of any such action, there can be no assurances that this matter or other government investigations will not have a material and adverse effect on Aegon’s reputation, financial position, results of operations or liquidity.

Aegon and other US insurers have been sued for charging fees on products offered in 401(k) platforms which allegedly were higher than fees charged on other products available in the market. In February 2018, the US Court of Appeals for the Ninth Circuit reversed the District Court’s order denying Transamerica companies’ motion to dismiss and directed the District Court to grant the motion to dismiss and vacated class certification. Plaintiffs may appeal. US insurers, including Aegon subsidiary Transamerica Life Insurance Company (“TLIC”), have also been named in class actions as well as individual litigation relating to monthly deduction rates increases on universal life products. Plaintiffs generally allege that the rates were increased to recoup past losses rather than to cover the future costs of providing insurance coverage. The class action against TLIC is pending in US federal district court for the Central District of California. In the first phase of one of the individual cases against TLIC to reach trial the jury found that the increase was improper. That case remains ongoing. At this time it is impracticable for Aegon to quantify a range or maximum liability or the timing of the financial impact, if any, of these matters, as the potential financial impacts are dependent both on the outcomes of court proceedings and future developments in financial markets and mortality. If decided adversely to Aegon, these claims could have a material adverse effect on Aegon’s business, results of operations, and financial position.

Unclaimed property administrators and state insurance regulators performed examinations and multi-state examinations of the life insurance industry in the United States, including certain of Aegon’s subsidiaries. Aegon subsidiaries, like other major US insurers, entered into resolutions with state treasurers and insurance regulators regarding unclaimed property and claims settlement practices. As of 2017, USD 1.5 million remained in provisions, which is management’s best estimate of the still-outstanding exposure. The final amount may vary based on subsequent regulatory review.

Aegon’s US operations also face employment-related lawsuits from time to time. Aegon recently defended a suit filed by self-employed independent insurance agents associated with one of Aegon’s financial marketing units who have claimed that they are, in fact, employees of the organization. The court granted Aegon’s motion to only allow individual claims to move forward and cease collective action proceedings in this case. Management believes that the potential direct financial exposure in this case is not material. This lawsuit was resolved favorably to Aegon.

A former subsidiary of Transamerica Corporation was involved in a contractual dispute with a Nigerian travel broker that arose in 1976. That dispute was resolved in Delaware court for USD 235 thousand plus interest in 2010. The plaintiff took the Delaware judgment relating to the 1976 dispute to a Nigerian court and alleged that it was entitled to approximately the same damages for 1977 through 1984 despite the absence of any contract relating to those years. The Nigerian trial court issued a judgment in favor of the plaintiff of the alleged actual damages as well as pre-judgment interest of approximately USD 120 million. On appeal this decision was reversed on procedural grounds and remanded back to the trial court for further consideration. Aegon has no material assets located in Nigeria.

In Poland, owners of unit-linked policies continue to file claims in civil court against Aegon over fees payable upon purchase or surrender of the product. Plaintiffs claim that these fees are not contractually supported. Aegon faces a significant number of these cases. For reasons of commercial necessity as well as at the instigation of the regulatory authorities, Aegon decided to modify the fee structure. As of 2017, a provision of EUR 20 million remains, which represents management’s best estimate of the exposure. The final amount may vary based on regulatory developments and the outcome of litigation.

In the Netherlands, unit linked products (‘beleggingsverzekeringen’) have been controversial and the target of litigation since at least 2005. Allegations include excessive cost, unfair terms, inadequate disclosure, and failure to perform as illustrated. Consumer groups have formed to address these issues and initiate mass claims against insurers. Regulators as well as the Dutch Parliament have been involved ever since, with the principal goal of achieving an equitable resolution. Developments in similar cases against other Dutch insurers currently before regulators and courts may also affect Aegon. In September 2014, consumer interest group Vereniging Woekerpolis.nl filed a claim against Aegon in court. The claim related to a range of unit-linked products that Aegon sold in the past, including Aegon products involved in earlier litigation. The claim challenges a variety of elements of these products, on multiple legal grounds, including allegations made previously. This claim is being vigorously defended. In June 2017, the court issued a verdict which upheld the principle that disclosures must be evaluated according to the standards at the time when the relevant products were placed in force. Most of the claims of Vereniging Woekerpolis.nl were dismissed under this standard, although the court found that Aegon did not adequately disclose certain charges on a limited set of policies. This court decision has been appealed by both parties. Aegon expects the claims and litigation on unit linked products to continue for the foreseeable future. At this time, Aegon is unable to estimate the range or potential maximum liability. There can be no assurances that these matters, in the aggregate, will not ultimately result in a material adverse effect on Aegon’s business, results of operations and financial position.

Securities leasing products (‘aandelenlease producten’) have also been the subject of litigation in the Netherlands. Although sales of securities leasing products ended more than a decade ago, litigation relating to these products has resurfaced. In 2016, the Dutch Supreme Court ruled on a case involving a securities leasing product sold by one of Aegon’s competitors. It decided that the financial institution was liable if a broker (‘remisier’) that advised on the sale of the institution’s products was not properly licensed. In July 2016, consumer interest group Platform Aandelenlease filed a claim against Aegon Bank regarding securities leasing product Sprintplan. Allegations include, among other things, a lack of a proper license of the brokers involved. Aegon defends itself vigorously against these claims. In October 2017, the district court of The Hague found in favor of Aegon that the Sprintplan liability had been conclusively determined in earlier proceedings and there were no grounds to hold further collective proceedings. The plaintiff appealed. The case is now pending at the court of appeal of The Hague. At this time, Aegon is unable to estimate the range or potential maximum liability. There can be no assurances that this matter will not ultimately result in a material adverse effect on Aegon’s business, results of operations and financial position.

Aegon N.V [member]
Commitments and contingencies

18 Commitments and contingencies

Aegon N.V. has guaranteed and is severally liable for the following:

◆	Due and punctual payment of payables due under letter of credit agreements applied for by Aegon N.V. as co-applicant with its captive insurance companies that are subsidiaries of Transamerica Corporation and Commonwealth General Corporation. At December 31, 2017, the letter of credit arrangements utilized by captives to provide collateral to affiliates amounted to EUR 3,025 million (2016: EUR 3,720 million); as of that date no amounts had been drawn, or were due under these facilities. Other letter of credit arrangements for subsidiaries amounted to EUR 55 million (2016: EUR 104 million); as of that date no amounts had been drawn, or were due under these facilities;
◆	Due and punctual payment of payables due under letter of credit agreements or guarantees provided for subsidiaries of Transamerica Corporation at December 31, 2017 amounted to EUR 3,079 million (2016: EUR 3,563 million) as of that date no amounts had been drawn, or were due under letter of credit facilities. The guarantees partly related to debt amounted to EUR 1,322 million (2016: EUR 1,505 million) and is included in the Operational funding table in note 39 Borrowings of the consolidated financial statements of the Group in the line ‘USD 1.54 billion Variable Funding Surplus Note’;
◆	Due and punctual payment of payables by the consolidated group companies Transamerica Corporation, Aegon Funding Company LLC and Commonwealth General Corporation with respect to bonds, capital trust pass-through securities and notes issued under commercial paper programs amounted to EUR 585 million (2016: EUR 633 million); and
◆	Due and punctual payment of any amounts owed to third parties by the consolidated group company Aegon Derivatives N.V. in connection with derivative transactions. Aegon Derivatives N.V. only enters into derivative transactions with counterparties with which ISDA master netting agreements including collateral support annex agreements have been agreed; net (credit) exposure on derivative transactions with these counterparties was therefore limited as of December 31, 2017.